JPMORGAN TRUST I

JPMorgan SmartRetirement Funds

JPMorgan SmartRetirement® Income Fund

JPMorgan SmartRetirement® 2020 Fund

JPMorgan SmartRetirement® 2025 Fund

JPMorgan SmartRetirement® 2030 Fund

JPMorgan SmartRetirement® 2035 Fund

JPMorgan SmartRetirement® 2040 Fund

JPMorgan SmartRetirement® 2045 Fund

JPMorgan SmartRetirement® 2050 Fund

JPMorgan SmartRetirement® 2055 Fund

JPMorgan SmartRetirement® 2060 Fund

(each a “Fund”)

(each a series of JPMorgan Trust I)

(All Share Classes)

Supplement dated March 1, 2022 to the Summary Prospectuses

and Prospectuses dated November 1, 2021, as supplemented

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of each Fund’s Summary Prospectuses and Prospectuses is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed Fund Since	Primary Title with Investment Adviser
Daniel Oldroyd	2010	Managing Director
Silvia Trilllo	2019	Managing Director
Ove Fladberg	2022	Managing Director
Jeffrey A. Geller	2008	Managing Director

In addition, the “Management of the Funds — The Fund Managers” the first paragraph of each Prospectus is deleted in its entirety and replaced with the following:

The Funds are managed by JPMIM’s Multi-Asset Solutions Team. The members of the Multi-Asset Solutions Team responsible for management and oversight of the Funds are Daniel Oldroyd, Silvia Trillo, Ove Fladberg and Jeffrey A. Geller. In their capacity as portfolio managers, Mr. Oldroyd, Ms. Trillo, Mr. Fladberg, Mr. Geller and the team of investment professionals manage the portfolio construction, investment strategy selection and asset allocation processes for each Fund. Mr. Oldroyd, Managing Director, is the Head of Target Date Strategies for JPMIM and is a CFA and CAIA charterholder. An employee of JPMIM since 2000, Mr. Oldroyd has been a portfolio manager of the Funds since 2010. Ms. Trillo, Managing Director, has been an employee of JPMIM and a member of Multi-Asset Solutions since 2011 and a portfolio manager of the Funds since 2019. Mr. Fladberg, Managing Director, has been an employee of JPMIM since 2007 and a portfolio manager of the Funds since 2022. As CIO for the Americas of Multi-Asset Solutions and an employee of JPMIM since 2006, Mr. Geller, Managing Director, has had investment oversight responsibility for the Funds since 2008.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE

SUP-SR-PM-322